January 29, 1998
                       THE DREYFUS/LAUREL FUNDS, INC._
                        DREYFUS INTERNATIONAL EQUITY
                              ALLOCATION FUND
                        SUPPLEMENT TO PROSPECTUS
                           DATED MARCH 1, 1997

        At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") held on January 28, 1998, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), and the Dreyfus Index Funds, Inc., on behalf of Dreyfus International Stock Index Fund (the "Acquiring Fund"), a fund with an investment objective similar to that of the Acquired Fund. The Plan provides for the transfer of assets of the Acquired Fund to the Acquiring Fund, in a tax free exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").
        It is currently contemplated that shareholders of the Acquired Fund will be asked to approve the Plan at a special meeting of shareholders to be held on or about June 9, 1998. If the Plan is approved, the Reorganization will become effective on or about June 19, 1998. A Proxy Statement/ Prospectus with respect to the proposed Reorganization will be mailed to Acquired Fund shareholders prior to the meeting. The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters.
                                                                 323s0198